                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                December 15, 2000
                Date of Report (Date of Earliest Event Reported)


 GreenPoint Mortgage Securities Inc. (as Sponsor of the GreenPoint Home Equity
    Loan Trust, Series 2000-2, Class A-2 Variable Rate Asset-Backed Notes)


                       GREENPOINT MORTGAGE SECURITIES INC.
                       -----------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                Delaware                                  333-95349                           68-0397342
                --------                                  ---------                           ----------
(State or Other Jurisdiction of Incorporation)     (Commission File Number)        (I.R.S. Employer Identification No.)

           700 Larkspur Landing Circle, Suite 240, Larkspur, CA 94939
           ----------------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (415) 461-6790
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.        Other Events
               ------------

               GreenPoint Mortgage Securities Inc. (the "Company") has previously registered the offer and sale of the GreenPoint Home Equity Loan Trust Asset-Backed Notes, Series 2000-2, Class A-2 Variable Rate Asset-Backed Notes (the "Series 2000-2 Notes").

               The following exhibit which relates specifically to the Series 2000-2 Notes is included with this Current Report:

Item 7(c).     Exhibits
               --------

               10.1 Monthly Payment Date Statement distributed to holders of Series 2000-2 Notes dated December 15, 2000.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    January 5, 2001



                                     GREENPOINT MORTGAGE
                                     SECURITIES INC.



                                     By:      /s/ Peter Hill
                                        --------------------------------------
                                          Peter Hill
                                          Senior Vice President and Controller
                                          (Principal Financial Officer and
                                          and Principal Accounting Officer)

                                 EXHIBIT INDEX


Exhibit Number                                                                        Page Number
--------------                                                                        -----------
10.1 Monthly Payment Date Statement distributed to holders
     of Series 2000-2 Notes dated December 15, 2000....................................      5